Exhibit 32.1
CERTIFICATIONS OF
PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Henry Ji, Principal executive officer of Sorrento Therapeutics, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:
1. The Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 9, 2018	By:	/s/ Henry Ji, Ph.D.
Henry Ji, Ph.D.
Chairman of the Board of Directors, Chief Executive Officer and President
(Principal Executive Officer)
I, Jiong Shao, Principal financial officer of Sorrento Therapeutics, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:
1. The Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 9, 2018	By:	/s/ Jiong Shao
Jiong Shao
Chief Financial Officer
(Principal Financial Officer)
A signed original of these certifications has been provided to Sorrento Therapeutics, Inc. and will be retained by Sorrento Therapeutics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.
These certifications are being furnished solely to accompany this quarterly report pursuant to 18 U.S.C. Section 1350, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 and are not to be incorporated by reference into any filing of Sorrento Therapeutics, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.